SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential for use by Commission only
     (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Materials Pursuant to ss. 240.14a-12

                            Valpey-Fisher Corporation
                            -------------------------
                 Name of Registrant as Specified in its Charter

         Name of Person Filing Proxy Statement if other than Registrant

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:

          ------------------------------------------------------------

     2)   Aggregate number of securities to which transaction applies:

          ------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

          ------------------------------------------------------------

     4)   Proposed maximum aggregate value of transaction:

          ------------------------------------------------------------

     5)   Total fee paid:

          --------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

          ------------------------------------------------------------

     2)   Form, Schedule or Registration Statement No.:

          ------------------------------------------------------------

     3)   Filing Party:

          ------------------------------------------------------------

     4)   Date Filed:

          ------------------------------------------------------------

                            VALPEY-FISHER CORPORATION
                            (A Maryland corporation)


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


TIME                10:00 A.M. on  Thursday, May 11, 2006


PLACE               VALPEY-FISHER CORPORATION
                    75 South Street
                    Hopkinton, Massachusetts 01748


ITEMS OF BUSINESS   (1)  Election of seven (7) directors; and
                    (2)  Consideration of such other business as may properly
                         come before the meeting.

RECORD DATE         You are entitled to vote if you were a stockholder at
                    the close of business on Wednesday, March 29, 2006.

VOTING BY PROXY     Please fill in, sign and mail the enclosed proxy as
                    soon as possible so that your shares can be voted at the meeting in accordance with your instructions. For specific instructions, please refer to the Questions and Answers beginning on page 1 of the proxy statement and the instructions on the proxy card.

                              By Order of the Board of Directors


                              John J. McArdle III
                              Secretary



This notice of meeting and proxy statement and accompanying proxy card are being distributed on or about
                                  April 4, 2006

                            VALPEY-FISHER CORPORATION
                                 75 South Street
                         Hopkinton, Massachusetts 01748

                            ------------------------

                                 PROXY STATEMENT
                           --------------------------

                         Annual Meeting of Stockholders

                                  May 11, 2006

     This proxy statement contains information related to the Annual Meeting of Stockholders of Valpey-Fisher Corporation (the "Company"), to be held on May 11, 2006, beginning at 10:00 a.m., at the offices of the Company, 75 South Street, Hopkinton, Massachusetts 01748, and at any postponements or adjournments of the meeting. The enclosed proxy is solicited by the Board of Directors.

                                ABOUT THE MEETING

What is the purpose of the annual meeting?

     At the Company's annual meeting, stockholders will act upon the matters outlined in the notice of meeting on the cover page of this proxy statement, including the election of seven directors. In addition, the Company's management will report on the performance of the Company during 2005 and respond to questions from stockholders.

What information is contained in these materials?

     The information included in this proxy statement relates to the matters to be voted on at the meeting, the voting process, the compensation of directors and the Company's most highly paid officers, and certain other required information. The Company's 2005 Annual Report which contains the Company's 2005 Consolidated Financial Statements accompanies this proxy statement.

Who is entitled to vote at the meeting?

     Only stockholders of record at the close of business on the record date, March 29, 2006, are entitled to receive notice of the annual meeting and to vote the shares of Common Stock that they held on that date at the meeting, or any postponements or adjournments of the meeting.

What are the voting rights of the holders of Common Stock of the Company?

     Each outstanding share of Common Stock will be entitled to one vote on each matter to be voted upon at the meeting.

Who can attend the meeting?

     All stockholders as of the record date, or their duly appointed proxies, may attend the meeting.

What constitutes a quorum?

     The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding on the record date will constitute a quorum, permitting the meeting to conduct its business. As of March 29, 2006, 4,246,503 shares of Common Stock of the Company were outstanding.

How do I vote?

     If you complete and properly sign the accompanying proxy card and return it to the Company, it will be voted as you direct. If you are a registered stockholder and attend the meeting, you may deliver your completed proxy card in person. "Street name" stockholders who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares.

Can I change my vote after I return my proxy card?

     Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

What are the Board's recommendations?

     Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors. The Board recommends a vote FOR election of the nominated slate of directors (see pages 5-6).

     Other than the election of directors as described in this proxy statement, the Company does not expect any matters to be presented for a vote at the annual meeting. If you grant a proxy, the persons named as proxy holders will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any unforeseen reason any of the nominees named in this proxy statement is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board of Directors.

What vote is required to approve each item?

     The affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors. A properly executed proxy marked "WITHHOLD" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.

     If you hold your shares in "street name" through a broker or other nominee, your broker or nominee will not be permitted to exercise voting discretion with respect to certain matters. Thus, if you do not give your broker or nominee specific instructions, your shares will not be voted on that matter and will not be counted in determining the number of shares necessary for approval. Shares represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum.

                            COMMON STOCK OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     Set forth in the table below is information concerning the ownership as of March 29, 2006 of the Common Stock of the Company by persons who, to the knowledge of the Board of Directors, own more than 5% of the outstanding shares of Common Stock of the Company. The table also shows information concerning beneficial ownership by all other directors, by each nominee for director, by each of the executive officers of the Company and by all directors and executive officers as a group. Unless otherwise indicated, the beneficial owners have sole voting and investment power with respect to the shares beneficially owned.

Name and Address                     Amount
of Beneficial Owner                  Beneficially Owned     Percentage of Class
-------------------                  ------------------     -------------------

Michael J. Ferrantino                   259,508(1)                5.9%
75 South St.
Hopkinton, MA 01748

John J. McArdle III                     340,843(2)(3)             8.0%
P.O. Box 4100
Portsmouth, NH  03802

Mary R. and                             311,100                   7.3%
  Emile Vaccari
508 40th Street
Union City, NJ  07087

Robert W. Valpey                        290,254(2)(4)             6.8%
Route 25
P.O. Box 249
Center Harbor, NH 03226

Ted Valpey, Jr.                       1,041,552                  24.5%
P.O. Box 4100
Portsmouth, NH  03802

Other Directors, Nominees and Executive Officers

Richard W. Anderson                     130,200(5)                3.1%
Eli Fleisher                            151,800(6)                3.6%
Lawrence Holsborg                       159,200(7)                3.7%
Mario Alosco                              1,800(7)           less than 1.0%
Michael J. Kroll                         60,654(8)                1.4%

Directors and Executive
  Officers as a Group
  (consisting of 8                    2,145,557(1-9)             48.6%
   individuals)
------------------------------

(1) Includes 100,000 shares issued under a restricted stock agreement. The restrictions on the shares expire at the rate of 20% per year commencing on October 23, 2003. Includes 132,308 shares issuable upon exercise of currently exercisable stock options.
(2) Includes 150,000 shares, as to which each of Mr. Robert Valpey and Mr. McArdle disclaims beneficial ownership, held by a trust of which each is one of three trustees.
(3) Includes 53,625 shares owned by Mr. McArdle's wife as to which he disclaims beneficial ownership. Includes 1,800 shares issuable upon exercise of currently exercisable stock options.
(4)  Includes 1,500 shares jointly owned by Mr. Robert Valpey's wife.
(5) Includes 127,500 shares of Common Stock held by Massachusetts Capital Resource Company ("MCRC") as to which Mr. Anderson disclaims beneficial ownership. By virtue of his position as Senior Vice President of MCRC, Mr. Anderson has shared power to vote the shares of the Company owned by MCRC. Includes 2,700 shares issuable upon exercise of currently exercisable stock options.
(6) Includes 2,250 shares owned by Mr. Fleisher's wife as to which he disclaims beneficial ownership. Includes 1,800 shares issuable upon exercise of currently exercisable stock options.
(7) Includes 1,800 shares issuable upon exercise of currently exercisable stock options.
(8) Includes 20,050 shares jointly owned by Mr. Kroll's wife and 25,000 shares issuable upon exercise of currently exercisable stock options.
(9) Includes 167,208 shares issuable upon exercise of currently exercisable stock options.

                            1. ELECTION OF DIRECTORS
                            ------------------------

Nominees

     Seven directors are to be elected at the Annual Meeting, each to hold office until the next annual meeting and until his successor is elected and qualified. Each of the nominees set forth below was elected a director at the last Annual Meeting of Stockholders and has served continuously since the year he was first elected.

     The following table sets forth certain information furnished to the Company regarding the persons who are nominees for election as directors of the Company:


                                                                            Year First
                               Principal Occupation                          Elected
Name of Nominee                 for Past Five Years                          Director       Age
---------------                 -------------------                          --------       ---
Mario Alosco                   From September 2005, Partner,                 2004           52
                                    Mainstay Partners (executive
                                    search consultants).
                                    From January 2002 to
                                    August 2005, President/Founder
                                    of Mosaic Management
                                    Solutions (executive search
                                    consultants). From prior to 2001
                                    to January 2002 Business
                                    Unit Manager of the Executive
                                    Staffing Group of Acterna
                                    Corporation.

Richard W. Anderson            Senior Vice President of   Massachusetts      2000           58
                                    Capital Resource Company (a
                                    private investment company) from
                                    prior to 2001.


Eli Fleisher                   Investor since prior to 2001.                 1977           78



Michael J. Ferrantino          President and Chief Executive Officer of      2002           63
                                    the Company since September 30, 2002.
                                    From January 2002 until September
                                    2002, President of the Micro Networks
                                    Division (manufacturer of high
                                    performance frequency and filter
                                    components and subsystems) of
                                    Integrated Circuit Systems, Inc.; from
                                    prior to 2001 until January 2002,
                                    Chairman of the Board, President and
                                    Chief Executive Officer of Micro
                                    Networks Corporation.

Lawrence Holsborg              Investor since prior to 2001.                 1986           72


John J. McArdle III            Private Investor since November, 2001;        1992           56
                                    Chief Executive Officer of
                                    MetroWest Bank from prior
                                    to 2001 to October, 2001;
                                    Secretary of the Company
                                    since prior to 2001.



Ted Valpey, Jr.                Investor; Chairman of the Company since       1980           73
                                    prior to 2001; Chief Executive Officer
                                    and President of the Company from
                                    prior to 2001 to September 30, 2002.


Other Directorships

     Except as set forth below none of the directors or nominees is a director of any company (other than the Company) which is subject to the reporting requirements of the Securities Exchange Act of 1934 or which is a registered investment company under the Investment Company Act of 1940.

        Name                              Director of
        ----                              -----------
        Richard W. Anderson               Providence and Worcester
                                                 Railroad Company


Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires directors, executive officers and holders of more than 10% of the Company's Common Stock to file with the Securities and Exchange Commission reports regarding their ownership and changes in ownership of the Company's securities. The Company believes that, during 2005, its directors, executive officers and 10% shareowners complied with all Section 16(a) filing requirements. In making this statement, the Company has relied upon examination of the copies of Forms 3, 4 and 5 provided to the Company and the written representations of its directors, executive officers and certain stockholders.

                     CORPORATE GOVERNANCE AND BOARD MATTERS

Independence of Directors

     The Board currently consists, and after the upcoming annual meeting assuming all of the nominees are elected will consist, of seven directors, four of whom the Board has affirmatively determined have no relationship with the Company or its subsidiaries which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and are independent, as defined in the applicable American Stock Exchange ("AMEX") Listing Standards. The four independent directors are Mario Alosco, Richard W. Anderson, Eli Fleisher, and Lawrence Holsborg.

Board Structure and Committee Composition

     The Board maintains four standing committees: the Audit, Compensation, Executive and Nominating Committees. The Audit, Nominating and Compensation Committees are composed entirely of independent directors as defined in the AMEX Listing Standards. Members of the Audit Committee each meet the enhanced independence standards for audit committee members. The charters for each of the Audit, Compensation and Nominating Committees are available on Valpey-Fisher's website, www.ValpeyFisher.com (under the "Corporate Governance" caption).

     During fiscal 2005, the Board held five meetings. Each incumbent director attended at least 75% of all Board meetings and meetings of committees of which such director was a member. Directors are expected to attend the Company's annual meeting of stockholders. All incumbent directors attended the last annual meeting of stockholders in May, 2005.

Audit Committee

     The Audit Committee has been established in accordance with Section 3(a)(58)A of the Securities Exchange Act of 1934 as amended. The Audit Committee is responsible for retaining, evaluating and, if appropriate, terminating the Company's independent auditors. The Audit Committee assists the Board in oversight of (1) the integrity of the Company's financial statements, (2) the Company's independent auditor's qualifications and independence, (3) the performance of the Company's internal audit function and independent auditors, and (4) the compliance by the Company with legal and regulatory requirements. In addition, the Committee renders its report for inclusion in the Company's annual proxy statement.

     The Audit Committee has the authority to obtain advice and assistance from outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties. The Audit Committee held three meetings in fiscal year 2005. The current members of the Audit Committee are Richard W. Anderson, Lawrence Holsborg and Eli Fleisher. The Board has determined that Richard W. Anderson is an audit committee financial expert.

     The report of the Audit Committee is included in this proxy statement on page 10. The charter of the Audit Committee was included in the proxy statement for the 2004 Annual Meeting as Appendix A.

Compensation Committee

     The Compensation Committee assists the Board in discharging its responsibilities relating to compensation of the Company's Chief Executive Officer and other executives. The Committee also renders its report on executive compensation for inclusion in the Company's annual proxy statement. In addition, the Committee reviews and recommends to the Board of Directors the Company's Management Incentive Plan and reviews and recommends to the Board of Directors option grants pursuant to the Company's Stock Option Plans.

     The Compensation Committee held two meetings in fiscal year 2005. The current members of the Compensation Committee are Mario Alosco, Eli Fleisher and Lawrence Holsborg.

     The report of the Compensation Committee is included in this proxy statement on page 15.

Executive Committee

     The Executive Committee has all authority of the Board of Directors except that which by law cannot be delegated by the Board of Directors. The Executive Committee consists of Richard W. Anderson, Michael J. Ferrantino, John J. McArdle III and Ted Valpey, Jr. During fiscal 2005 the Executive Committee did not meet.

Nominating Committee

     The Nominating Committee reviews and makes recommendations to the Board regarding potential candidates for nomination as director. It assists the Board in fulfilling its responsibilities by identifying individuals qualified to become directors and selecting, or recommending that the Board of Directors select, the candidates for all directorships to be filled by the Board of Directors or by the stockholders, and advising the Board and the committees of the Board regarding their membership.

     The Nominating Committee held one meeting in fiscal year 2005. The current members of the Nominating Committee are Mario Alosco, Richard W. Anderson and Lawrence Holsborg.

Nomination of Directors

     The Nominating Committee of the Company considers candidates for director proposed by directors, the Chief Executive Officer and stockholders. Potential candidates are screened and interviewed by the Nominating Committee. All members of the Board may interview the final candidates. The same identifying and evaluating procedures apply to all candidates for directors nomination, including candidates submitted by stockholders.

     The Company's general criteria for the nomination of director candidates include the following:

          o the candidates' personal and professional ethics, integrity and values,
          o    mature judgment,
          o management, accounting, finance, industry and technical knowledge,
          o demonstrated skills in his/her area of present or past professional or business responsibility,
          o    an ability to work effectively with others,
          o    sufficient time to devote to the affairs of the Company,
          o    freedom from conflicts of interest.

Stockholder Nominees

     The Nominating Committee will consider director candidates recommended by stockholders. Any candidate proposed by stockholders for consideration by the Nominating Committee should include the candidate's name and qualifications for Board membership and should be addressed to:

          Chair
          Nominating Committee
          c/o Secretary
          Valpey-Fisher Corporation
          75 South Street
          Hopkinton MA 01748

Director Compensation

     Each outside director is paid an annual director's fee of $2,500 plus $750 for each meeting of the Board of Directors attended. Each outside director who is a member of a Committee is paid $750 for each Committee meeting attended and not held on the same day as a meeting of the Board of Directors. For Committee meetings held on the same day as meetings of the Board of Directors, each outside director is paid for attendance at the rate of $350 per Committee meeting. In 2005, each director, except for the Chairman of the Audit Committee, received an option to purchase 3,000 shares of common stock at an exercise price of $2.96 per share (the fair market value on the grant date). The options vest in 5 equal annual installments commencing in 2006. In 2005, the Chairman of the Audit Committee received an option for 4,500 shares with the same terms. In 2004, each director, except for the Chairman of the Audit Committee, received an option to purchase 3,000 shares of common stock at an exercise price of $3.05 per share (the fair market value on the grant date). The options vest in 5 equal annual installments commencing in 2005. In 2004, the Chairman of the Audit Committee received an option for 4,500 shares with the same terms.

Communications with the Board

     You can contact the Board or any director by writing to the Board or any director addressed to the Board or such director:

          c/o Secretary
          Valpey-Fisher Corporation
          75 South Street
          Hopkinton MA 01748

     The Secretary will promptly forward any communication unaltered to the Board or the director.

Audit Committee Report

          The Audit Committee has reviewed the Company's audited consolidated financial statements for the year ended December 31, 2005 and discussed such statements with management and the Company's independent auditors, Grant Thornton LLP. Management represented to the Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles. Management is responsible for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States of America.

          The Audit Committee has discussed with Grant Thornton LLP the matters required to be discussed by Statement on Auditing Standards No. 61. The Audit Committee received from Grant Thornton LLP the written disclosures required by Independence Standards Board Standard No. 1 and discussed with them their independence.

          Based on the review and discussions noted above, the Audit Committee recommended to the Board that the Company's audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2005 filed with the Securities and Exchange Commission.

          Submitted by the Audit Committee:

          Richard W. Anderson, Chairman
          Lawrence Holsborg
          Eli Fleisher

          March 1, 2006

Principal Accountant Fees and Services

The following table shows the fees paid or accrued by the Company for the audit and other services provided by Grant Thornton LLP for fiscal 2005 and 2004.

                                             2005               2004
                                             ----               ----
Audit Fees(1)                            $125,000           $117,418
Audit Related Fees(2)                           0              2,000
Tax Fees(3)                                 4,675              3,500
All Other Fees                                  0                  0

--------------------

(1) Audit Fees represent fees for professional services provided in connection with the audit of the Company's financial statements and for the review of the Company's financial statements included in the Company's 2005 and 2004 Quarterly Reports on Form 10-Q.

(2) Audit related fees billed during 2004 to the Company by Grant Thornton LLP were for services related to Sarbanes-Oxley Section 404 compliance.

(3) Tax fees billed to the Company by Grant Thornton LLP in each of 2005 and 2004 were for professional services reviewing tax returns and providing tax advice.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The Audit Committee pre-approves all audit and non-audit services provided by the independent auditors prior to the engagement of the independent auditors with respect to such services. The Chairman of the Audit Committee has been delegated the authority by the Committee to pre-approve the engagement of the independent auditors when the entire Committee is unable to do so. The Chairman must report such pre-approvals to the entire Audit Committee at the next committee meeting. In 2005, all audit related fees and tax fees were approved by the Audit Committee.

                             EXECUTIVE COMPENSATION

Executive Compensation

     The Summary Compensation Table below sets forth compensation information for each of the Company's last three fiscal years for the CEO and the other named officers.

                           SUMMARY COMPENSATION TABLE


                                                                         Long Term
                                                                       Compensation
                                          Annual Compensation(1)(2)       Awards
                                          -------------------------       ------
                                                                         Securities
                                                                        Underlying
                                                                         Options/        All Other
Name and Principal Position    Year         Salary         Bonus          SARs(#)      Compensation($)(3)
---------------------------    ----         ------         -----          -------      ------------------
Ted Valpey, Jr.                2005          $  80,000   $       0           0          $ 2,440
(Chairman)(4)                  2004             80,000           0           0            2,440
                               2003             80,000           0           0            2,460


Michael J. Ferrantino          2005            202,308     122,553           0           52,246
(President and                 2004            200,000     129,813           0           52,153
Chief Executive Officer)(5)    2003            200,000      40,305(6)   20,000(6)        40,606

Michael J. Kroll               2005            120,366      38,275           0            4,782
(Vice President,               2004            111,500      38,275           0            3,763
Treasurer and Chief            2003            111,500       7,053(7)    3,500(7)         3,536
Financial Officer)


-----------------------------

(1) For 2005 and 2004, the Company maintained a Management Incentive Plan which provided payments to key managers of the Company based on the achievement of specified individual objectives and the Company's budget for new orders, sales, and operating performance which amounts for each executive are included in the table above under the heading "Bonus". There was no Management Incentive Plan in effect for 2003.

(2) The above table does not include any amounts for personal benefits because, in any individual case, such amounts do not exceed the lesser of $50,000 or 10% of such individual's cash compensation.

(3) Represents amounts allocated under the Company's Profit Sharing 401(k) Plan, and as to Mr. Ferrantino, also includes life insurance premiums of $45,946 in 2005, $46,003 in 2004, and $34,608 in 2003.

(4) The Company has reimbursed Mr. Valpey since prior to 2003 at the rate of $5,000 per month for office, secretarial and other business expenses.

(5) On December 19, 2002, Mr. Ferrantino received an award of 100,000 shares of Restricted Stock pursuant to a Restricted Stock Agreement dated December 19, 2002. The award vests, contingent on continued employment with the Company, at the rate of 20% per year beginning October 23, 2003. The awards may become vested sooner upon death or certain defined change of control transactions. As of December 31, 2005 the total number and value of Mr. Ferrantino's unvested restricted stock holdings based upon the closing market price of the Company's Common Stock as of such date was 40,000 shares valued at $124,800. Dividends are paid with respect to unvested restricted shares at the same rate and time as dividends, if any, are paid on outstanding Company shares of Common Stock generally.

(6) In February 2004 Mr. Ferrantino received a performance bonus for 2003 consisting of $40,305 in cash and options granted under the 1999 Stock Option Plan of the Company to purchase 20,000 shares of Common Stock of the Company at an exercise price of $.05 per share.

(7) In February 2004 Mr. Kroll received a 2003 bonus consisting of $7,053 in cash and options granted under the 1999 Stock Option Plan of the Company to purchase 3,500 shares of Common Stock of the Company at exercise price of $.05 per share.

Arrangement with Michael J. Ferrantino

          The Company has an arrangement with Mr. Ferrantino which provides that
(i) in the event of the sale of the Company prior to September 2007 the Company will pay him severance equal to two years' base salary if he is not employed by the buyer as President and Chief Executive Officer and (ii) in the event of the sale of the Company the vesting of options granted to him in 2002 will be accelerated. The Restricted Stock Agreement described above provides that the awards of restricted stock become vested upon certain change of control transactions.

Option Grants in Last Fiscal Year

     The following table sets forth information regarding grants of stock options to the named officers during the 2005 fiscal year.


                                                                            Potential Realizable Value at
                          Number of    % of Options                       Assumed Annual Rates of Stock
                          Securities    Granted to                                Appreciation
                          Underlying    Employees    Exercise                   for Option Terms
                           Options    during Fiscal    Price/  Expiration       ----------------
            Name           Granted         Year        Share      Date       5% per year 10% per year
            ----           -------         ----        -----      ----       ------------------------
Ted Valpey, Jr.               0             0            0        N/A           0                0
Michael J. Ferrantino         0             0            0        N/A           0                0
Michael J. Kroll            20,000         19%         $2.96    5/14/15      $37,231          $94,350


Aggregate Option Exercises in the Fiscal Year Ended December 31, 2005 and Fiscal Year End Option Values

     The following table sets forth the fiscal year-end option values with respect to the named officers. No options were exercised by the named officers in 2005.


                              Number of Securities            Values of Unexercised
                             Underlying Unexercised          In-the-Money Options at
                              Options at 12/31/05                   12/31/05(1)
                              -------------------                   -----------

              Name          Exercisable    Unexercisable     Exercisable     Unexercisable
              ----          -----------    -------------     -----------     -------------
Ted Valpey, Jr.                  0               0                0                0
Michael J. Ferrantino          120,000       80,000               0                0
Michael J. Kroll                25,000       35,000          $ 5,000         $ 10,700


--------------------

(1) Calculated by determining the difference between the exercise price and the closing price on December 31, 2005.

                      EXECUTIVE COMPENSATION REPORT OF THE
                             COMPENSATION COMMITTEE


     The Compensation Committee (the "Committee") of the Board of Directors consists of three non-employee directors, Eli Fleisher, Lawrence Holsborg, and Mario Alosco.

     The Committee recommends to the Board of Directors the compensation for the Chairman and CEO and approves the CEO's compensation recommendations for the other executive officer. In addition, the Committee reviews and recommends the Management Incentive Plan to the Board and recommends option grants to the Board of Directors pursuant to the Company's Stock Option Plans.

Compensation Policy for Executive Officers

     The Committee's policy is that the Company's executive officers should be paid a salary commensurate with their responsibilities, should receive short-term incentive compensation in the form of a bonus plan based upon achievement of performance goals, and should receive long-term incentive compensation in the form of stock options.

     The policy with respect to the salary of the executive officer other than the Chairman and CEO is that it should be in an amount recommended by the CEO, and the current salary of such executive officer is in the amount so recommended. The considerations entering into the determination by the CEO of the salary for the named executive which he recommended to the Committee in 2005 were his subjective evaluation of the ability and past performance of the executive and his judgment of his potential for enhancing the profitability of the Company. The CEO advised the Committee that, in his subjective judgment based on his experience and knowledge of the marketplace, the salary of such executive officer was reasonable and proper in light of the duties and responsibilities of such executive.

     The Committee recommended to the Board for its approval the 2005 Management Incentive Plan (the "2005 Plan"). The 2005 Plan provided for a bonus pool based on meeting the Company's 2005 budget for new orders, sales and operating performance. In addition each executive participant had up to four individual objectives based on his particular area of responsibility, which objectives made up 50% of the executive's bonus. The CEO decided the weight of the individual objectives as part of the total payout. Based upon the Company's performance in meeting its budget goals and the recommendation of the CEO as to the achievement of the individual objectives, the Committee awarded Mr. Kroll a bonus of $38,275, 32% of his 2005 base salary.

     The Committee's policy generally is to review stock option requests from the CEO to executives and other key employees under the Company's Stock Option Plans (the "Option Plans") and make recommendations to the Board of Directors, which will vote on the matter. The requests of the CEO for option grants reflect the subjective judgment of the CEO of the performance of employees and the potential benefit to the Company from the grant of this form of incentive compensation. In recommending option grants the CEO, among other things, considers the amount and terms of options granted in the past. Based upon the recommendation of the CEO, Mr. Kroll was granted options for 20,000 shares at $2.96 per share in 2005.

     Section 162(m) of the Internal Revenue Code, enacted in 1993, generally disallows a tax deduction to public companies for compensation over $1,000,000 paid to the CEO and other named executive officers. Because of the range of compensation paid to its executive officers, the Committee has not established any policy regarding annual compensation to such executive officers in excess of $1,000,000.

Compensation of the CEO in 2005

     Upon the Committee's recommendation, effective December 1, 2005 the Board increased Mr. Ferrantino's salary from $200,000 to $250,000. In addition, the Compensation Committee recommended, and the Board of Directors approved, a 2005 bonus of $122,553, 60% of Mr. Ferrantino's 2005 base salary. The bonus award was based upon realization of a set of objectives provided in the 2005 Management Incentive Plan as to achievement of the 2005 budget for new orders, sales and operating performance, and achievement of up to four individual objectives set out for Mr. Ferrantino as determined by the Board of Directors for 2005.

     The Committee determined that the base salary and bonus were reasonable, were within the range of competitive compensation practice and were justified given the Committee's subjective evaluation of Mr. Ferrantino's leadership and contribution to the Company's 2005 performance.

                                    Eli Fleisher
                                    Lawrence Holsborg
                                    Mario Alosco
                                            Compensation Committee

                                    March 1, 2006

Compensation Committee Interlocks and Insider Participation

     Mr. Holsborg was President of Matec Fiberoptics Inc., a subsidiary of the Company, prior to 1989.

                                PERFORMANCE GRAPH


         The graph below compares the cumulative total shareholder return on the Company's Common Stock with the cumulative total return of the American Stock Exchange Index, and a peer index ("Peer Group") made up of 41 companies in the electronic components manufacturing business, for the five years beginning December 31, 2000 and ending December 31, 2005 (assuming the investment of $100 on December 31, 2000, and the reinvestment of all dividends).





                 *****Please see attached supplemental PDF*****





                           Base
                          Period:
Company Name / Index       Dec00      Dec01   Dec02    Dec03    Dec04    Dec05
VALPEY FISHER CORP          100       67.50   45.67    51.50    61.67    52.00
AMERICAN STOCK
         EXCHANGE INDEX     100       94.41   91.83   130.72   159.77   195.94
PEER GROUP                  100       28.59   16.65    36.11    38.57    48.76

                                2. OTHER MATTERS
                                ----------------

Audit and Related Matters

     The Board of Directors has selected Grant Thornton LLP, independent certified public accountants, as auditors of the Company for 2006.

     The consolidated financial statements of the Company and its subsidiaries included in the Annual Report to Stockholders for the fiscal year ended December 31, 2005 were examined by Grant Thornton LLP. Representatives of Grant Thornton LLP are expected to attend the meeting with the opportunity to make a statement if they desire. It is expected that such representatives will be available to respond to appropriate questions from stockholders.

Additional Information

     The cost of solicitation of Proxies will be borne by the Company. If necessary to ensure satisfactory representation at this meeting, Proxies may be solicited to a limited extent by telephone or personal interview by officers and employees of the Company. Such solicitation will be without cost to the Company, except for actual out-of-pocket communication charges. Brokerage houses, banks, custodians, nominees and fiduciaries are being requested to forward the proxy material to beneficial owners and their reasonable expenses therefor will be reimbursed by the Company.

Stockholder's Proposals

     From time to time shareholders present proposals which may be proper subjects for inclusion in the Proxy Statement and for consideration at an annual meeting. Shareholders who intend to present proposals at the 2007 Annual Meeting, and who wish to have such proposals included in the Company's Proxy Statement for the 2007 Annual Meeting, must be certain that such proposals are received by the Company's Secretary at the Company's executive offices, 75 South Street, Hopkinton, Massachusetts 01748, not later than December 2, 2006. Such proposals must meet the requirements set forth in the rules and regulations of the Securities and Exchange Commission in order to be eligible for inclusion in the Proxy Statement. Shareholders who intend to present a proposal at the 2007 Annual Meeting but who do not wish to have such proposal included in the Company's Proxy Statement for such meeting must be certain that notice of such proposal is received by the Company's Secretary at the Company's executive offices not later than February 14, 2007.


                                     By Order of the Board of Directors


                                         John J. McArdle III
                                         Secretary
March 31, 2006

     Upon the written request of any stockholder of the Company, the Company will provide to such stockholder a copy of the Company's Annual Report on Form 10-K for 2005, including the financial statements and the schedules thereto, filed with the Securities and Exchange Commission. Any such request should be directed to Secretary, Valpey-Fisher Corporation, 75 South Street, Hopkinton, Massachusetts 01748. There will be no charge for such report unless one or more exhibits thereto are requested, in which case the Company's reasonable expenses of furnishing such exhibits may be charged.

     All stockholders are urged to fill in, sign and mail the enclosed Proxy promptly whether or not you expect to attend the meeting. If you are mailing your Proxy, kindly do so sufficiently in advance of the meeting date so that it will be received in time to

Proxy - Valpey-Fisher Corporation


Proxy Solicited by the Board of Directors for Annual Meeting on May 11, 2006


The undersigned hereby constitutes and appoints MICHAEL J. FERRANTINO and MICHAEL J. KROLL, either one of whom is authorized to act singly, attorneys and proxies with full power of substitution according to the number of shares of Common Stock of Valpey-Fisher Corporation (the "Company") which the undersigned may be entitled to vote and with all powers which the undersigned would possess if personally present at the Annual Meeting of its stockholders to be held on May 11, 2006, at the offices of the Company, 75 South Street, Hopkinton, Massachusetts 01748, and at any adjournment thereof, on matters properly coming before the Meeting. Without otherwise limiting the general authorization hereby given, said attorneys and proxies are instructed to vote as follows on the proposal set forth on the reverse side and described in the Proxy Statement dated March 31, 2006.

The undersigned acknowledges receipt of the Notice of Annual Meeting and Proxy Statement, each dated March 31, 2006.

UNLESS OTHERWISE SPECIFIED IN THE SPACE PROVIDED, THE UNDERSIGNED'S VOTE IS TO BE CAST "FOR" THE ELECTION AS DIRECTORS OF THE PERSONS NAMED IN THE PROXY STATEMENT DATED MARCH 31, 2006.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Annual Meeting Proxy Card


A    Election of Directors

A vote "FOR" Item 1 is recommended by the Board of Directors.

1.   The election of seven directors.
     Nominees:


                                 For  Withhold                              For  Withhold
     01 - Mario Alosco           |_|    |_|      05 - Lawrence Holsborg     |_|    |_|


     02 - Richard W. Anderson    |_|    |_|      06 - John J. McArdle III   |_|    |_|


     03 - Michael J. Ferrantino  |_|    |_|      07 - Ted Valpey, Jr.       |_|    |_|


     04 - Eli Fleisher           |_|    |_|


                                                   |_|   Mark this box with an X
                                                         if you have made
                                                         comments below.

                                                         -----------------------

                                                         -----------------------

                                                         -----------------------

B    Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.
Please be sure to sign and date this Proxy.

IMPORTANT: In signing this Proxy, please sign your name or names in the boxes below in the exact form appearing on this Proxy. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title as such, EACH JOINT TENANT MUST SIGN.


Signature 1 - Please keep signature within the box   Signature 2 - Please keep signature within the box   Date (mm/dd/yyyy)
--------------------------------------------------   --------------------------------------------------   -----------------
|                                                |   |                                                |   |                |
|                                                |   |                                                |   |                |
|                                                |   |                                                |   |                |
--------------------------------------------------   --------------------------------------------------   -----------------
